VIRTUS KAR Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.3%
Consumer Discretionary—21.9%
Cheesecake Factory, Inc. (The)(1)	1,200,215	$ 46,989
Latham Group, Inc.(1)	1,813,745	45,398
Leslie’s, Inc.(1)	2,518,718	59,593
SiteOne Landscape Supply, Inc.(1)	299,168	72,483
Terminix Global Holdings, Inc.(1)	1,075,711	48,654
Thor Industries, Inc.	538,406	55,870
		328,987

Consumer Staples—5.0%
National Beverage Corp.	867,770	39,336
WD-40 Co.	148,451	36,317
		75,653

Financials—17.7%
Bank of Hawaii Corp.	569,215	47,678
First Financial Bankshares, Inc.	478,223	24,313
Houlihan Lokey, Inc. Class A	597,215	61,824
Lakeland Financial Corp.	185,202	14,842
Primerica, Inc.	243,735	37,357
RLI Corp.	365,989	41,027
Stock Yards Bancorp, Inc.	627,556	40,088
		267,129

Health Care—1.1%
Anika Therapeutics, Inc.(1)	476,893	17,087
Industrials—29.2%
Albany International Corp. Class A	536,678	47,469
Armstrong World Industries, Inc.	477,520	55,450
Construction Partners, Inc. Class A(1)	800,935	23,555
Graco, Inc.	657,704	53,024
John Bean Technologies Corp.	254,148	39,027
Landstar System, Inc.	273,288	48,924
RBC Bearings, Inc.(1)	265,552	53,634
UniFirst Corp.	233,902	49,213
Watsco, Inc.	223,780	70,016
		440,312

Information Technology—15.0%
American Software, Inc. Class A	1,006,834	26,349
	Shares	Value

Information Technology—continued
Azenta, Inc.	845,607	$ 87,190
Badger Meter, Inc.	204,069	21,746
EVERTEC, Inc.	1,333,599	66,653
Jack Henry & Associates, Inc.	144,745	24,171
		226,109

Materials—4.9%
Scotts Miracle-Gro Co. (The)	457,813	73,708
Real Estate—3.5%
MGM Growth Properties LLC Class A	1,284,190	52,459
Total Common Stocks (Identified Cost $913,074)		1,481,444

Total Long-Term Investments—98.3% (Identified Cost $913,074)		1,481,444

Short-Term Investment—1.6%
Money Market Mutual Fund—1.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	24,493,359	24,493
Total Short-Term Investment (Identified Cost $24,493)		24,493

TOTAL INVESTMENTS—99.9% (Identified Cost $937,567)		$1,505,937
Other assets and liabilities, net—0.1%		764
NET ASSETS—100.0%		$1,506,701

Abbreviation:
LLC	Limited Liability Company

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,481,444	$1,481,444
Money Market Mutual Fund	24,493	24,493
Total Investments	$1,505,937	$1,505,937
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Schedule of Investments

VIRTUS KAR SMALL-CAP VALUE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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